Alger Capital Appreciation Portfolio | Alger Large Cap Growth Portfolio | Alger Mid Cap Growth Portfolio | Alger SMid Cap Growth Portfolio | Alger Small Cap Growth Portfolio | Alger Growth & Income Portfolio | Alger Balanced Portfolio

THE ALGER PORTFOLIOS

Class I-2 Shares

A pooled funding vehicle for:

•  qualified pension plans

•  qualified retirement plans

•  variable annuity contracts

•  variable life insurance policies

PROSPECTUS

September 23, 2009

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

THE ALGER PORTFOLIOS

Class I-2 Shares

PROSPECTUS

September 23, 2009

1	Risk/Return Summary: Investments, Risks & Performance

1	Investments

6	Risks

7	Performance

11	Fees and Expenses

12	Hypothetical Expense Information

14	Additional Information about the Portfolios' Investments

16	Management and Organization

19	Shareholder Information

	Distributor	19

	Transfer Agent	19

	Net Asset Value	19

	Dividends and Distributions	20

	Classes of Shares	20

	Purchasing and Redeeming Shares	20

	Limitations on Excessive Trading	21

	Disclosure of Portfolio Holdings	22

	Other Information	23

24	Financial Highlights

Back Cover: For Information

RISK/RETURN SUMMARY:

Investments, Risks & Performance

INVESTMENTS: THE ALGER PORTFOLIOS

The investment objective, principal strategy and primary risks of each Portfolio are discussed individually below. Each of Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio has adopted a policy to invest at least 80% of its assets, and Alger Capital Appreciation Portfolio has adopted a policy to invest at least 85% of its assets, in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy.

Each Portfolio (except for the fixed-income portion of Alger Balanced Portfolio) invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. Each Portfolio's equity investments are primarily in "growth" stocks. The Portfolios' manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change, or merger and acquisition.

Some Portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each Portfolio's portfolio managers may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Portfolio may engage in active trading of portfolio securities. If a Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on an investment.

Each Portfolio may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements.

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities.

Each Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

Alger Capital Appreciation Portfolio ("Capital Appreciation Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential.

The Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Portfolio invests may have limited product lines or financial resources, or lack management depth.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Portfolio's net asset value can decrease more quickly than if the Portfolio had not borrowed.

Alger Large Cap Growth Portfolio ("Large Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Portfolio will invest at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At June 30, 2009, the market capitalization of the companies in this index ranged from $744 million to $341.1 billion.

The Board of Trustees of the Portfolio approved further narrowing the Portfolio's investment focus within the range set forth above. Under normal circumstances, the Portfolio invests at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Portfolio will not purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Portfolio will generally limit its investments to between 70 – 100 holdings.

RISKS: The Portfolio's principal risks are those summarized below in "Risks Applicable to All Equity Portfolios."

Alger Mid Cap Growth Portfolio ("Mid Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on mid-sized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At June 30, 2009, the market capitalization of the companies in these indexes ranged from $198 million to $13 billion.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  the possibility of greater risk by investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of medium market capitalization.

Alger SMid Cap Growth Portfolio ("SMid Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of smallcap and midcap companies. The Portfolio focuses on smallcap and midcap companies that the Manager believes demonstrate promising growth potential. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or S&P SmallCap 600 Index, or the Russell Midcap Growth Index or S&P MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end. At June 30, 2009, the market capitalization of the companies in these indexes ranged from $22 million to $13 billion.

The Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  the possibility of greater risk by investing in companies with small or medium market capitalizations rather than larger, more established issuers due to such factors as more limited product lines or financial resources or lack of management depth.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Portfolio's net asset value could decrease more quickly than if it had not borrowed.

Alger Small Cap Growth Portfolio ("Small Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. At June 30, 2009, the market capitalization of the companies in these indexes ranged from $22 million to $2.3 billion.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

Alger Growth & Income Portfolio ("Growth & Income Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks to provide capital appreciation and current income.

PRINCIPAL STRATEGY: The Portfolio invests primarily in equity securities such as common or preferred stocks which the Manager believes offer opportunities for capital appreciation and which also pay dividends. It is a fundamental policy of the Portfolio to invest at least 65% of its total assets in dividend paying equity securities. The portfolio may invest up to 35% of its total assets in equity securities that do not pay dividends or in money market instruments and repurchase agreements.

RISKS: In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risk applies:

•  the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

Alger Balanced Portfolio ("Balanced Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Portfolio also may invest up to 10% of its net assets in lower-rated securities ("high yield" or "junk" bonds), rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

RISKS: The primary risks arising from the fixed-income portion of the Portfolio are:

•  fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

•  lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

•  the potential for a decline in the value of the Portfolio's portfolio securities in the event of an issuer's falling credit rating or actual default.

•  mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

•  the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Portfolio will be forced to reinvest the proceeds in a lower-yielding security.

•  the possibility that the market in a security in which the Portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Portfolio.

•  the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Portfolio.

•  the possibility that the U.S. Government may not provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Portfolio might not be able to recover its investment from the U.S. Government.

•  the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

The primary risks for the equity portion of the Portfolio are those summarized below in "Risks Applicable to All Equity Portfolios."

RISKS

Risks Applicable to All Equity Portfolios

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Portfolio's investment style and objective, an investment in a Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

If the Manager incorrectly predicts the price movement of a security, index or market, an option held by a Portfolio may expire unexercised and the Portfolio will lose the premium it paid for the option, or the Portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Portfolio because of its investment approach.

To the extent that a Portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Portfolios by showing changes in each Portfolio's performance from year to year and by showing how each Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. In the bar charts, the annual returns for all Portfolios are for Class I-2 shares, which were designated as Class O shares prior to September 23, 2009. In the tables below the bar charts, average annual returns for all Portfolios assume redemption at the end of each period shown.

Performance information for the SMid Cap Growth Portfolio is not included because the Portfolio did not have a full calendar year of performance at December 31, 2008.

Remember that a Portfolio's past performance is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

•  Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

•  Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

•  S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

•  Barclays Capital U.S. Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

CAPITAL APPRECIATION PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS I-2 SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
				SINCE
				INCEPTION
CLASS I-2	1 YEAR	5 YEARS	10 YEARS	(1/25/95)
Capital Appreciation Portfolio	-45.13%	1.59%	0.81%	10.45%
Russell 3000 Growth Index	-38.45%	-3.34%	-4.02%	4.69%

LARGE CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS I-2 SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
CLASS I-2	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION (1/9/89)
Large Cap Growth Portfolio	-46.15%	-4.30%	-3.09%	8.73%
Russell 1000 Growth Index	-38.43%	-3.42%	-4.27%	7.35%

MID CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS I-2 SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
CLASS I-2	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION (5/3/93)
Mid Cap Growth Portfolio	-58.36%	-5.61%	0.49%	8.27%
Russell Midcap Growth Index	-44.32%	-2.33%	-0.19%	6.01%

GROWTH & INCOME PORTFOLIO*

ANNUAL TOTAL RETURN FOR CLASS I-2 as of December 31 each year (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
CLASS I-2	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION (11/15/88)
Growth & Income Portfolio*	-39.47%	-4.06%	-1.31%	6.82%
Russell 1000 Growth Index	-38.43%	-3.42%	-4.27%	7.48%
S&P 500 Index	-37.00%	-2.19%	1.38%	8.42%

*  Prior to the date of this Prospectus, the Portfolio was named Alger American Income & Growth Portfolio. Its benchmark was the Russell 1000 Growth Index. Effective September 23, 2009, the Portfolio is called Alger Growth & Income Portfolio, and it is using the S&P 500 Index as a benchmark. The new name and benchmark more accurately reflect those used by the competitive universe against which the Portfolio is judged.

SMALL CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS I-2 SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
CLASS I-2	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION (9/21/88)
Small Cap Growth Portfolio	-46.60%	0.47%	-2.31%	7.90%
Russell 2000 Growth Index	-38.53%	-2.35%	-0.76%	5.14%

BALANCED PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS I-2 SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
CLASS I-2	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION (9/5/89)
Balanced Portfolio	-31.76%	-1.86%	1.59%	6.51%
Russell 1000 Growth Index	-38.43%	-3.42%	-4.27%	6.17%
Barclays Capital U.S. Gov't/ Credit Bond Index	5.71%	4.64%	5.64%	7.22%

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class I-2 shares of a Portfolio. The numbers below are based on each Portfolio's expenses during its fiscal year ended December 31, 2008. The Portfolios do not charge any redemption fees or sales loads in connection with an investment in the Portfolios. The fees and expenses information below does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

	Capital Appreciation Portfolio	Large Cap Growth Portfolio	Mid Cap Growth Portfolio	SMid Cap Growth Portfolio	Small Cap Growth Portfolio	Growth & Income Portfolio		Balanced Portfolio
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory Fees	.81%	.71%	.76%	.81%	.81%	.585%		.71%
Distribution and/or Service (12b-1) Fees	None	None	None	None	None	None		None
Other Expenses	.135%	.12%	.16%	3.79%	.11%	.255%		.14%
Total Annual Fund Operating Expenses	.945%	.83%	.92%	4.60%	.92%	.84%		.85%
Fee Waiver and/or Expense Reimbursement	.035%*	N/A	N/A	3.61%**	N/A	.05	%***	.04%†
Net Expenses	.91%	N/A	N/A	0.99%	N/A	.79%		.81%

*  Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .035% of its Advisory Fees.

**  The Manager has contractually agreed to waive its fee and/or reimburse expenses through September 22, 2010 to the extent necessary to limit the SMid Cap Growth Portfolio's annual operating expenses to 0.99% of the Portfolio's average net assets (excluding interest, taxes, brokerage and extraordinary expenses). The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.

***  Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .05% of its Advisory Fees.

†  Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .04% of its Advisory Fees.

EXAMPLES

The following examples, which reflect the fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Capital Appreciation Portfolio	$93	$290	$512	$1,150
Large Cap Growth Portfolio	$85	$265	$460	$1,025
Mid Cap Growth Portfolio	$94	$293	$509	$1,131
SMid Cap Growth Portfolio	$101	$1,062	$2,030	$4,485
Small Cap Growth Portfolio	$94	$293	$509	$1,131
Growth & Income Portfolio	$81	$252	$450	$1,022
Balanced Portfolio	$83	$259	$459	$1,037
Absent fee waivers and reimbursements, your costs would be:
Capital Appreciation Portfolio	$96	$301	$523	$1,161
SMid Cap Growth Portfolio	$461	$1,388	$2,323	$4,693
Growth & Income Portfolio	$86	$268	$466	$1,037
Balanced Portfolio	$87	$271	$471	$1,049

The examples above do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

HYPOTHETICAL EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Portfolio's expenses, including investment advisory fees and other portfolio costs, on each Portfolio's total return over a 10-year period. The example reflects the following:

•  You invest $10,000 in the Portfolio and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses would be under the above scenarios. Your actual expenses are likely to differ (higher or lower) from those shown below.

Capital Appreciation Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.09%	8.35%	12.78%	17.39%	22.19%	27.19%	32.39%	37.81%	43.44%	49.31%
End Investment Balance		$10,409	$10,835	$11,278	$11,739	$12,219	$12,719	$13,239	$13,781	$14,344	$14,931
Annual Expense		$93	$97	$101	$105	$109	$113	$118	$123	$128	$133
Large Cap Growth Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.17%	8.51%	13.04%	17.75%	22.66%	27.78%	33.11%	38.66%	44.44%	50.46%
End Investment Balance		$10,417	$10,851	$11,304	$11,775	$12,266	$12,778	$13,311	$13,866	$14,444	$15,046
Annual Expense		$85	$88	$92	$96	$100	$104	$108	$113	$117	$122
Mid Cap Growth Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.08%	8.33%	12.75%	17.35%	22.13%	27.12%	32.30%	37.70%	43.32%	49.17%
End Investment Balance		$10,408	$10,833	$11,275	$11,735	$12,213	$12,712	$13,230	$13,770	$14,332	$14,917
Annual Expense		$94	$98	$102	$106	$110	$115	$119	$124	$129	$135
SMid Cap Growth Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.99%	4.60%	4.60%	4.60%	4.60%	4.60%	4.60%	4.60%	4.60%	4.60%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.01%	4.43%	4.84%	5.26%	5.68%	6.11%	6.53%	6.96%	7.39%	7.81%
End Investment Balance		$10,401	$10,443	$10,484	$10,526	$10,568	$10,611	$10,653	$10,696	$10,739	$10,781
Annual Expense		$101	$479	$481	$483	$485	$487	$489	$491	$493	$495
Small Cap Growth Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.08%	8.33%	12.75%	17.35%	22.13%	27.12%	32.30%	37.70%	43.32%	49.17%
End Investment Balance		$10,408	$10,833	$11,275	$11,735	$12,213	$12,712	$13,230	$13,770	$14,332	$14,917
Annual Expense		$94	$98	$102	$106	$110	$115	$119	$124	$129	$135
Growth & Income Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.21%	8.60%	13.17%	17.93%	22.90%	28.07%	33.46%	39.08%	44.94%	51.04%
End Investment Balance		$10,421	$10,860	$11,317	$11,793	$12,290	$12,807	$13,346	$13,908	$14,494	$15,104
Annual Expense		$81	$84	$88	$91	$95	$99	$103	$108	$112	$117
Balanced Portfolio	Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		4.19%	8.56%	13.10%	17.84%	22.78%	27.93%	33.29%	38.87%	44.69%	50.75%
End Investment Balance		$10,419	$10,856	$11,310	$11,784	$12,278	$12,793	$13,329	$13,887	$14,469	$15,075
Annual Expense		$83	$86	$90	$94	$97	$102	$106	$110	$115	$120

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS

Securities Ratings

Fixed-income securities rated below "investment grade" – a term that refers to the top four rating categories by an NRSRO – are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. Balanced Portfolio may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the Statement of Additional Information for a fuller discussion of the rating categories.

Mortgage-Backed and Asset-Backed Securities

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the Portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Portfolio will realize as profit the premium it received. When a call option written by the Portfolio is exercised, the Portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

Illiquid and Restricted Securities

A Portfolio may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Portfolio may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Securities Lending

A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 33-1/3% of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio will not lend securities to Alger Management or its affiliates.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the Portfolio's investment objective. The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of Portfolio shares. The Portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the Portfolios may invest in, along with certain risks, are discussed in the Portfolios' Statement of Additional Information (see back cover of this Prospectus).

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 6/30/09) approximately $6.8 billion in mutual fund assets as well as $2.6 billion in other assets. The Manager makes investment decisions for the Portfolios and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger Portfolios (the "Fund"). A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Fund, on behalf of each Portfolio, and the Manager is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2008. The Portfolios pay the Manager advisory fees at these annual rates based on a percentage of average daily net assets: Capital Appreciation, SMid Cap Growth, and Small Cap Growth Portfolios – .81%; Mid Cap Growth Portfolio – .76%; Large Cap Growth and Balanced Portfolios – .71%; and Growth & Income Portfolio – .585%.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Portfolio	Portfolio Manager(s)	Since
Capital Appreciation Portfolio	Patrick Kelly	October 2005 (co-portfolio manager from September 2004 to October 2005)
Large Cap Growth Portfolio	Dan C. Chung and Andrew Silverberg	September 2001 January 2007
Mid Cap Growth Portfolio	Dan C. Chung	September 2001
SMid Cap Growth Portfolio	Dan C. Chung and Jill Greenwald	Inception (1/2/08) Inception (1/2/08)
Small Cap Growth Portfolio	Jill Greenwald	November 2001
Growth & Income Portfolio	Dan C. Chung, Kevin Collins, and Andrew Silverberg	September 2003 September 2003 May 2006
Balanced Portfolio	Kevin Collins, John A. Curry, and Andrew Silverberg	September 2003 December 2004 January 2007

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.

•  Mr. Kelly has been employed by the Manager since 1999 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer and portfolio manager.

•  Mr. Silverberg has been employed by the Manager since 2001 and currently serves as Senior Vice President and portfolio manager.

•  Ms. Greenwald has been employed by the Manager since 2001 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Collins has been employed by the Manager since 1996 and currently serves as a Senior Vice President and Senior Analyst.

•  Mr. Curry has been employed by the Manager since 2004 and currently serves as Vice President and portfolio manager. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio's investment portfolios and the publication of the net asset value of the Portfolio's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Portfolio's custodian, transfer agent and printers; providing trading desk facilities for the Portfolio; and supervising compliance by the Portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio pays the Manager an administrative fee at the annual rate of 0.0275% of the Portfolio's average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual funds industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, Fred Alger & Company, Inc. (the "Distributor") and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Fund (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for a Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays listed in the Statement of Additional Information. It may close on other days from time to time.

Each Portfolio generally values its assets on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by a Portfolio are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Portfolio. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Portfolio's investments plus cash and other assets, subtracting the applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

Each Portfolio declares and pays dividends and distributions annually. Each Portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a Portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in a Portfolio.

Classes of Shares

Each Portfolio offers two classes of shares: Class I-2 shares and Class S shares, except that each of SMid Cap Growth Portfolio and Growth & Income Portfolio only offers Class I-2 shares. Only Class I-2 shares are offered in this Prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class I-2 shares are not.

Purchasing and Redeeming Shares

Because each Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the

Portfolio directly, but may do so only through one of these sources. The Portfolio's shares are held in the names of the separate accounts and plans.

Shares of a Portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Portfolio or its designated agent. All orders for purchase of shares are subject to acceptance by the Portfolio or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

Limitations on Excessive Trading

Each Portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Portfolios recognize that in certain circumstances active in-and-out trading by Portfolio shareholders, for whatever reason implemented (including the perception that portfolios that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers), may be attempted and may, if carried out on a large scale, impose burdens on the Portfolio's portfolio manager(s), interfere with the efficient management of the Portfolio, increase the Portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Portfolio and its other shareholders. The Portfolios therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Portfolios.

The Board of Trustees has determined that a Portfolio may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a Portfolio or shares of other funds sponsored by the Manager that is detrimental to the Portfolio involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity, and isolate significant daily activity and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual Portfolio. While the Portfolios might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with the Portfolios to seek to discourage, detect and prevent market timing and active trading.

There is no guarantee that the Portfolios' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of each Portfolio's securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios. Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.

The Portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.

In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

In addition to the foregoing, the Portfolios provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolio will communicate with these service providers to confirm that they understand the Portfolios' policies and procedures regarding such disclosure. This agreement must be approved by the Portfolios' Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolios routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolios. Such information will include, but not be limited to, relative weightings and characteristics of Portfolios versus their respective index and security specific impact on overall performance. Please contact the Portfolios at (800) 992-3863 to obtain such information.

Other Information

A Portfolio may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Portfolio through an administrator or trustee that maintains a master or "omnibus" account with the Portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in portfolio shares through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Portfolio assets or 0.50% annually of Portfolio sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Portfolio, expertise in distributing a particular class of shares of the Portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.

Each Portfolio and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Suspend, change or withdraw all or any part of the offering made by this Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown, except for the six-month period ended June 30, 2009, has been audited by Ernst & Young LLP, then each Portfolio's independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available upon request.

Note that the Portfolios' financial highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

THE ALGER PORTFOLIOS

ALGER CAPITAL APPRECIATION PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$30.39	$55.39		$41.48		$34.78		$30.39	$28.09
Net investment income (loss)	0.11 (ii)	0.05	(ii)	(0.07	)(ii)	(0.07	)(ii)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments	5.54	(25.05)		13.98		6.77		4.60	2.37
Total from investment operations	5.65	(25.00)		13.91		6.70		4.39	2.30
Net asset value, end of year	$36.04	$30.39		$55.39		$41.48		$34.78	$30.39
Total return	18.59%	(45.13)%		33.53%		19.26%		14.45%	8.19%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$198,514	$183,335		$414,959		$298,024		$298,410	$380,336
Ratio of expenses to average net assets	1.00%	0.91	%(iii)	0.93	%(iii)	0.98%		0.91%	0.97%
Ratios of net investment income (loss) to average net assets	0.71%	0.12%		(0.15)%		(0.19)%		(0.08)%	(0.14)%
Portfolio turnover rate	177.65%	317.72%		254.03%		245.58%		130.14%	182.41%

*  Prior to September 23, 2009, Alger American Capital Appreciation Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Amount has been reduced by 0.04% due to expense reimbursement.

THE ALGER PORTFOLIOS

ALGER LARGE CAP GROWTH PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$26.48	$49.27	$41.22	$39.24	$35.12	$33.29
Net investment income (loss)	0.13 (ii)	0.21 (ii)	0.08 (ii)	0.11 (ii)	0.03	0.07
Net realized and unrealized gain (loss) on investments	3.75	(22.91)	8.12	1.92	4.17	1.76
Total from investment operations	3.88	(22.70)	8.20	2.03	4.20	1.83
Dividends from net investment income	—	(0.09)	(0.15)	(0.05)	(0.08)	—
Net asset value, end of year	$30.36	$26.48	$49.27	$41.22	$39.24	$35.12
Total return	15.45%	(46.15)%	19.94%	5.18%	12.00%	5.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$286,092	$267,928	$562,009	$613,742	$839,841	$1,028,652
Ratio of expenses to average net assets	0.90%	0.83%	0.83%	0.83%	0.81%	0.86%
Ratios of net investment income (loss) to average net assets	0.94%	0.54%	0.17%	0.27%	0.10%	0.21%
Portfolio turnover rate	47.30%	181.23%	133.61%	337.35%	257.14%	194.25%

*  Prior to September 23, 2009, Alger American LargeCap Growth Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

THE ALGER PORTFOLIOS

ALGER MID CAP GROWTH PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)		Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$7.04		$23.62		$20.75		$21.90		$20.80	$18.40
Net investment loss	(0.01	)(ii)	(0.05	)(ii)	(0.07	)(ii)	(0.09	)(ii)	(0.31)	(0.11)
Net realized and unrealized gain (loss) on investments	1.42		(10.60)		6.07		2.08		2.22	2.51
Total from investment operations	1.41		(10.65)		6.00		1.99		1.91	2.40
Dividends from net investment income	—		(0.03)		—		—		—	—
Distributions from net realized gains	—		(5.90)		(3.13)		(3.14)		(0.81)	—
Total distributions	—		(5.93)		(3.13)		(3.14)		(0.81)	—
Net asset value, end of year	$8.45		$7.04		$23.62		$20.75		$21.90	$20.80
Total return	20.03%		(58.36)%		31.56%		10.14%		9.82%	13.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$149,074		$128,806		$367,970		$317,649		$369,157	$482,868
Ratio of expenses to average net assets	1.02%		0.92%		0.91%		0.91%		0.86%	0.92%
Ratios of net investment loss to average net assets	(0.21)%		(0.33)%		(0.33)%		(0.42)%		(0.45)%	(0.62)%
Portfolio turnover rate	168.19%		353.68%		242.84%		313.80%		226.14%	229.17%

*  Prior to September 23, 2009, Alger American MidCap Growth Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

THE ALGER PORTFOLIOS

ALGER SMID CAP GROWTH PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)		From 1/2/08 (commencement of operations) to 12/31/08 (ii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$4.97		$10.00
Net investment loss	(0.01	)(iii)	(0.05	)(iii)
Net realized and unrealized gain (loss) on investments	0.89		(4.98)
Total from investment operations	0.88		(5.03)
Net asset value, end of period	$5.85		$4.97
Total return	17.71%		(50.30)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)	$1,189		$999
Ratio of expenses to average net assets	1.00%		1.00	%(iv)
Ratios of net investment income (loss) to average net assets	(0.52)%		(0.64)%
Portfolio turnover rate	45.14%		77.82%

*  Prior to September 23, 2009, Alger American SMidCap Growth Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii)  Amount was computed based on average shares outstanding during the year.

(iv)  Amount has been reduced by 3.60% due to expense reimbursement.

THE ALGER PORTFOLIOS

ALGER SMALL CAP GROWTH PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)		Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$17.58		$33.32		$28.42		$23.68		$20.26	$17.38
Net investment loss	(0.05	)(ii)	(0.17	)(ii)	(0.21	)(ii)	(0.16	)(ii)	(0.20)	(0.27)
Net realized and unrealized gain (loss) on investments	3.34		(15.21)		5.11		4.90		3.62	3.15
Total from investment operations	3.29		(15.38)		4.90		4.74		3.42	2.88
Distributions from net realized gains	—		(0.36)		—		—		—	—
Net asset value, end of year	$20.87		$17.58		$33.32		$28.42		$23.68	$20.26
Total return	18.71%		(46.60)%		17.24%		20.02%		16.88%	16.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$278,868		$248,212		$558,654		$525,675		$509,855	$484,760
Ratio of expenses to average net assets	1.01%		0.92%		0.96%		0.93%		0.91%	0.97%
Ratios of net investment loss to average net assets	(0.57)%		(0.66)%		(0.66)%		(0.63)%		(0.43)%	(0.72)%
Portfolio turnover rate	48.98%		57.34%		65.96%		91.40%		97.11%	135.33%

*  Prior to September 23, 2009, Alger American SmallCap Growth Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

THE ALGER PORTFOLIOS

ALGER GROWTH & INCOME PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$7.20	$12.12		$11.09		$10.28	$10.05	$9.37
Net investment income	0.07 (ii)	0.19	(ii)	0.18	(ii)	0.08 (ii)	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.34	(4.90)		0.94		0.86	0.21	0.63
Total from investment operations	0.41	(4.71)		1.12		0.94	0.34	0.73
Dividends from net investment income	—	(0.21)		(0.09)		(0.13)	(0.11)	(0.05)
Net asset value, end of year	$7.61	$7.20		$12.12		$11.09	$10.28	$10.05
Total return	8.62%	(39.47)%		10.13%		9.31%	3.44%	7.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$30,060	$29,516		$62,121		$68,106	$76,770	$93,554
Ratio of expenses to average net assets	0.88%	0.79	%(iii)	0.72	%(iii)	0.91%	0.75%	0.78%
Ratios of net investment income to average net assets	2.04%	1.86%		1.52%		0.77%	1.08%	0.97%
Portfolio Turnover Rate	30.22%	72.01%		83.10%		151.43%	103.93%	96.49%

*  Prior to September 23, 2009, Alger American Income & Growth Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Amount has been reduced by 0.05% due to expense reimbursement.

THE ALGER PORTFOLIOS

ALGER BALANCED PORTFOLIO	CLASS I-2*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$8.64	$14.61		$14.11		$14.44	$13.55	$13.16
Net investment income	0.12 (ii)	0.26	(ii)	0.26	(ii)	0.24 (ii)	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.48	(4.35)		1.41		0.39	0.92	0.40
Total from investment operations	0.60	(4.09)		1.67		0.63	1.12	0.59
Dividends from net investment income	—	(0.33)		(0.31)		(0.22)	(0.23)	(0.20)
Distributions from net realized gains	—	(1.55)		(0.86)		(0.74)	—	—
Total distributions	—	(1.88)		(1.17)		(0.96)	(0.23)	(0.20)
Net asset value, end of year	$9.24	$8.64		$14.61		$14.11	$14.44	$13.55
Total return	10.68%	(31.76)%		12.37%		4.72%	8.42%	4.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$118,224	$118,759		$224,090		$254,579	$292,412	$309,744
Ratio of expenses to average net assets	0.87%	0.81	%(iii)	0.80	%(iii)	0.86%	0.81%	0.87%
Ratios of net investment income to average net assets	2.76%	2.19%		1.79%		1.71%	1.29%	1.41%
Portfolio turnover rate	67.08%	76.32%		103.77%		288.73%	218.77%	177.66%

*  Prior to September 23, 2009, Alger American Balanced Portfolio – Class 0.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Amount has been reduced by 0.04% due to expense reimbursement.

NOTES:

NOTES:

NOTES:

FOR INFORMATION:

BY TELEPHONE:  (800) 992-3863

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each Portfolio and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Portfolios' toll-free number, at the Portfolios' website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Portfolios' annual and semi-annual reports (when available) to shareholders. In the Portfolios' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Portfolio, by calling the Portfolios' toll-free number, at the Portfolios' website at http://www. alger.com or by writing to the address above.

Another way you can review and copy portfolio documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Portfolio documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Portfolios' most recent month end portfolio holdings are available approximately sixty days after month end on the Portfolios' website at www.alger.com. Each Portfolio also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Portfolios by calling (800) 992-3863.

Distributor: Fred Alger & Company, Incorporated
The Alger Portfolios
SEC File #811-5550

Alger Capital Appreciation Portfolio | Alger Large Cap Growth Portfolio | Alger Mid Cap Growth Portfolio | Alger Small Cap Growth Portfolio | Alger Balanced Portfolio

THE ALGER PORTFOLIOS

Class S Shares

A pooled funding vehicle for:

•  qualified pension plans

•  qualified retirement plans

•  variable annuity contracts

•  variable life insurance policies

PROSPECTUS

September 23, 2009

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

THE ALGER PORTFOLIOS

Class S Shares

PROSPECTUS

September 23, 2009

1	Risk/Return Summary: Investments, Risks & Performance

1	Investments

5	Risks

6	Performance

10	Fees and Expenses

11	Hypothetical Expense Information

12	Additional Information about the Portfolios' Investments

15	Management and Organization

17	Shareholder Information

	Distributor	17

	Transfer Agent	17

	Net Asset Value	18

	Dividends and Distributions	18

	Classes of Shares	19

	Purchasing and Redeeming Shares	19

	Limitations on Excessive Trading	19

	Disclosure of Portfolio Holdings	20

	Other Information	21

22	Financial Highlights

Back Cover: For Information

RISK/RETURN SUMMARY:

Investments, Risks & Performance

INVESTMENTS: THE ALGER PORTFOLIOS

The investment objective, principal strategy and primary risks of each Portfolio are discussed individually below. Each of Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio and Alger Small Cap Growth Portfolio has adopted a policy to invest at least 80% of its assets, and Alger Capital Appreciation Portfolio has adopted a policy to invest at least 85% of its assets, in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy.

Each Portfolio (except for the fixed-income portion of Alger Balanced Portfolio) invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. Each Portfolio's equity investments are primarily in "growth" stocks. The Portfolios' manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, regulatory change, or merger and acquisition.

Some Portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each Portfolio's portfolio managers may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Portfolio may engage in active trading of portfolio securities. If a Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on an investment.

Each Portfolio may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements.

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities.

Each Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

Alger Capital Appreciation Portfolio ("Capital Appreciation Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential.

The Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Portfolio invests may have limited product lines or financial resources, or lack management depth.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Portfolio's net asset value can decrease more quickly than if the Portfolio had not borrowed.

Alger Large Cap Growth Portfolio ("Large Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Portfolio will invest at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At June 30, 2009, the market capitalization of the companies in this index ranged from $744 million to $341.1 billion.

The Board of Trustees of the Portfolio approved further narrowing the Portfolio's investment focus within the range set forth above. Under normal circumstances, the Portfolio invests at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Portfolio will not purchase securities of companies that, at the time of purchase of the securities, have a market capitalization of less than $4 billion. Additionally, the Portfolio will generally limit its investments to between 70 – 100 holdings.

RISKS: The Portfolio's principal risks are those summarized below in "Risks Applicable to All Equity Portfolios."

Alger Mid Cap Growth Portfolio ("Mid Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on mid-sized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At June 30, 2009, the market capitalization of the companies in these indexes ranged from $198 million to $13 billion.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  the possibility of greater risk by investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of medium market capitalization.

Alger Small Cap Growth Portfolio ("Small Cap Growth Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. At June 30, 2009, the market capitalization of the companies in these indexes ranged from $22 million to $2.3 billion.

RISKS: In addition to the risks described below in "Risks Applicable to All Equity Portfolios," the following risks apply:

•  the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

Alger Balanced Portfolio ("Balanced Portfolio")

INVESTMENT OBJECTIVE: The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL STRATEGY: The Portfolio focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. Government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Portfolio also may invest up to 10% of its net assets in lower-rated securities ("high yield" or "junk" bonds), rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The Board of Trustees has authorized closing the Class S shares of the Portfolio. Effective September 23, 2009, the Portfolio's Class S shares are available for purchase only by existing shareholders of the class that maintain open accounts in the Portfolio.

RISKS: The primary risks arising from the fixed-income portion of the Portfolio are:

•  fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

•  lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

•  the potential for a decline in the value of the Portfolio's portfolio securities in the event of an issuer's falling credit rating or actual default.

•  mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

•  the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Portfolio will be forced to reinvest the proceeds in a lower-yielding security.

•  the possibility that the market in a security in which the Portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Portfolio.

•  the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Portfolio.

•  the possibility that the U.S. Government may not provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Portfolio might not be able to recover its investment from the U.S. Government.

•  the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

The primary risks for the equity portion of the Portfolio are those summarized below in "Risks Applicable to All Equity Portfolios."

RISKS

Risks Applicable to All Equity Portfolios

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Portfolio's investment style and objective, an investment in a Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

If the Manager incorrectly predicts the price movement of a security, index or market, an option held by a Portfolio may expire unexercised and the Portfolio will lose the premium it paid for the option, or the Portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Portfolio because of its investment approach.

To the extent that a Portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Portfolios by showing changes in each Portfolio's performance from year to year and by showing how each Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. In the bar charts, the annual returns for all Portfolios are for Class S shares. In the tables below the bar charts, average annual returns for all Portfolios assume redemption at the end of each period shown.

Remember that a Portfolio's past performance is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

•  Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

•  Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

•  Barclays Capital U.S. Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

CAPITAL APPRECIATION PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS S SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
Class S	1 YEAR	5 YEARS	SINCE INCEPTION (5/1/02)
Capital Appreciation Portfolio	-45.28%	1.32%	0.72%
Russell 3000 Growth Index	-38.45%	-3.34%	-1.82%

LARGE CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS S SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
Class S	1 YEAR	5 YEARS	SINCE INCEPTION (5/1/02)
Large Cap Growth Portfolio	-46.30%	-4.55%	-3.47%
Russell 1000 Growth Index	-38.45%	-3.42%	-1.91%

MID CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS S SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
Class S	1 YEAR	5 YEARS	SINCE INCEPTION (5/1/02)
Mid Cap Growth Portfolio	-58.47%	-5.54%	-3.06%
Russell Midcap Growth Index	-44.32%	-2.33%	-0.16%

SMALL CAP GROWTH PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS S SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
Class S	1 YEAR	5 YEARS	SINCE INCEPTION (5/1/02)
Small Cap Growth Portfolio	-46.71%	0.23%	1.34%
Russell 2000 Growth Index	-38.53%	-2.35%	-0.63%

BALANCED PORTFOLIO

ANNUAL TOTAL RETURN FOR CLASS S SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
Class S	1 YEAR	5 YEARS	SINCE INCEPTION (5/1/02)
Balanced Portfolio	-31.90%	-1.69%	0.01%
Russell 1000 Growth Index	-38.43%	-3.42%	-1.91%
Barclays Capital U.S. Gov't/Credit Bond Index	5.71%	4.64%	5.59%

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of a Portfolio. The numbers below are based on each Portfolio's expenses during its fiscal year ended December 31, 2008. The Portfolios do not charge any redemption fees or sales loads in connection with an investment in the Portfolios. The fees and expenses information below does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

	Capital Appreciation Portfolio	Large Cap Growth Portfolio	Mid Cap Growth Portfolio	Small Cap Growth Portfolio	Balanced Portfolio
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory Fees	.81%	.71%	.76%	.81%	.71%
Distribution and/or Service (12b-1) Fees	.25%	.25%	.25%	.25%	.25%
Other Expenses	.135%	.12%	.16%	.11%	.14%
Total Annual Fund Operating Expenses	1.195%	1.08%	1.17%	1.17%	1.10%
Fee Waiver and/or Expense Reimbursement	.035%*	N/A	N/A	N/A	.04%**
Net Expenses	1.16%	N/A	N/A	N/A	1.06%

*  Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .035% of its Advisory Fees.

**  Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .04% of its Advisory Fees.

EXAMPLES

The following examples, which reflect the fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Capital Appreciation Portfolio	$118	$368	$646	$1,439
Large Cap Growth Portfolio	$110	$343	$595	$1,317
Mid Cap Growth Portfolio	$119	$372	$644	$1,420
Small Cap Growth Portfolio	$119	$372	$644	$1,420
Balanced Portfolio	$108	$337	$594	$1,329
Absent fee waivers and reimbursements, your costs would be:
Capital Appreciation Portfolio	$122	$379	$657	$1,449
Balanced Portfolio	$112	$350	$606	$1,340

The examples above do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

HYPOTHETICAL EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Portfolio's expenses, including investment advisory fees and other portfolio costs, on each Portfolio's total return over a 10-year period. The example reflects the following:

•  You invest $10,000 in the Portfolio and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses would be under the above scenarios. Your actual expenses are likely to differ (higher or lower) from those shown below.

Capital Appreciation Portfolio	Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%	1.16%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.84%	7.83%	11.97%	16.27%	20.73%	25.37%	30.18%	35.18%	40.37%	45.76%
End Investment Balance		$10,384	$10,783	$11,197	$11,627	$12,073	$12,537	$13,018	$13,518	$14,037	$14,576
Annual Expense		$118	$123	$127	$132	$137	$143	$148	$154	$160	$166
Large Cap Growth Portfolio	Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.92%	7.99%	12.23%	16.63%	21.20%	25.95%	30.89%	36.02%	41.35%	46.89%
End Investment Balance		$10,392	$10,799	$11,223	$11,663	$12,120	$12,595	$13,089	$13,602	$14,135	$14,689
Annual Expense		$110	$114	$119	$124	$128	$133	$139	$144	$150	$156
Mid Cap Growth Portfolio	Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.83%	7.81%	11.94%	16.22%	20.67%	25.30%	30.09%	35.08%	40.25%	45.62%
End Investment Balance		$10,383	$10,781	$11,194	$11,622	$12,067	$12,530	$13,009	$13,508	$14,025	$14,562
Annual Expense		$119	$124	$129	$133	$139	$144	$149	$155	$161	$167
Small Cap Growth Portfolio	Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.83%	7.81%	11.94%	16.22%	20.67%	25.30%	30.09%	35.08%	40.25%	45.62%
End Investment Balance		$10,383	$10,781	$11,194	$11,622	$12,067	$12,530	$13,009	$13,508	$14,025	$14,562
Annual Expense		$119	$124	$129	$133	$139	$144	$149	$155	$161	$167
Balanced Portfolio	Class S	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%	1.06%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.94%	8.04%	12.29%	16.72%	21.31%	26.09%	31.06%	36.23%	41.59%	47.17%
End Investment Balance		$10,394	$10,804	$11,229	$11,672	$12,131	$12,609	$13,106	$13,623	$14,159	$14,717
Annual Expense		$108	$112	$117	$121	$126	$131	$136	$142	$147	$153

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS

Securities Ratings

Fixed-income securities rated below "investment grade" – a term that refers to the top four rating categories by an NRSRO – are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. Balanced Portfolio may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the Statement of Additional Information for a fuller discussion of the rating categories.

Mortgage-Backed and Asset-Backed Securities

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the Portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Portfolio will realize as profit the premium it received. When a call option written by the Portfolio is exercised, the Portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

Illiquid and Restricted Securities

A Portfolio may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Portfolio may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Securities Lending

A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 33-1/3% of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio will not lend securities to Alger Management or its affiliates.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons.

This is to attempt to protect the Portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the Portfolio's investment objective. The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of Portfolio shares. The Portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the Portfolios may invest in, along with certain risks, are discussed in the Portfolios' Statement of Additional Information (see back cover of this Prospectus).

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 6/30/09) approximately $6.8 billion in mutual fund assets as well as $2.6 billion in other assets. The Manager makes investment decisions for the Portfolios and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger Portfolios (the "Fund"). A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Fund, on behalf of each Portfolio, and the Manager is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2008. The Portfolios pay the Manager advisory fees at these annual rates based on a percentage of average daily net assets: Capital Appreciation and Small Cap Growth Portfolios – .81%; Mid Cap Growth Portfolio – .76%; Large Cap Growth and Balanced Portfolios – .71%.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Portfolio	Portfolio Manager(s)	Since
Capital Appreciation Portfolio	Patrick Kelly	October 2005 (co-portfolio manager from September 2004 to October 2005)
Large Cap Growth Portfolio	Dan C. Chung and Andrew Silverberg	September 2001 January 2007
Mid Cap Growth Portfolio	Dan C. Chung	September 2001
Small Cap Growth Portfolio	Jill Greenwald	November 2001
Balanced Portfolio	Kevin Collins, John A. Curry, and Andrew Silverberg	September 2003 December 2004 January 2007

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.

•  Mr. Kelly has been employed by the Manager since 1999 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer and portfolio manager.

•  Mr. Silverberg has been employed by the Manager since 2001 and currently serves as Senior Vice President and portfolio manager.

•  Ms. Greenwald has been employed by the Manager since 2001 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Collins has been employed by the Manager since 1996 and currently serves as a Senior Vice President and Senior Analyst.

•  Mr. Curry has been employed by the Manager since 2004 and currently serves as Vice President and portfolio manager. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio's investment portfolios and the publication of the net asset value of the Portfolio's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Portfolio's custodian, transfer agent and printers; providing trading desk facilities for the Portfolio; and supervising compliance by the Portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio pays the Manager an administrative fee at the annual rate of 0.0275% of the Portfolio's average daily net assets.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual funds industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, Fred Alger & Company, Inc. (the "Distributor") and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC") approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Fund (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for a Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE)" is open. Generally, the NYSE is closed on weekends and national holidays listed in the Statement of Additional Information. It may close on other days from time to time.

Each Portfolio generally values its assets on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by a Portfolio are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Portfolio. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Portfolio's investments plus cash and other assets, subtracting the applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

Each Portfolio declares and pays dividends and distributions annually. Each Portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a Portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in a Portfolio.

Classes of Shares

Each Portfolio offers two classes of shares: Class I-2 shares and Class S shares, except that each of Alger SMid Cap Growth Portfolio and Alger Growth & Income Portfolio only offers Class I-2 shares. Only Class S shares are offered in this Prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class I-2 shares are not. Pursuant to a plan adopted under Rule 12b-1 under the 1940 Act, Class S shares pay a distribution and shareholder servicing fee of 0.25% of the Portfolios' average daily net assets attributable to those shares on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

Purchasing and Redeeming Shares

Because each Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio's shares are held in the names of the separate accounts and plans.

Shares of a Portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Portfolio or its designated agent. All orders for purchase of shares are subject to acceptance by the Portfolio or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

Limitations on Excessive Trading

Each Portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Portfolios recognize that in certain circumstances active in-and-out trading by Portfolio shareholders, for whatever reason implemented (including the perception that portfolios that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers), may be attempted and may, if carried out on a large scale, impose burdens on the Portfolio's portfolio manager(s), interfere with the efficient management of the Portfolio, increase the Portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Portfolio and its other shareholders. The Portfolios therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Portfolios.

The Board of Trustees has determined that a Portfolio may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a Portfolio or shares of other funds sponsored by the Manager that is detrimental to the Portfolio involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity, and isolate significant daily activity and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual Portfolio. While the Portfolios might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with the Portfolios to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Portfolios' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of each Portfolio's securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios. Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.

The Portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.

In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

In addition to the foregoing, the Portfolios provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolio will communicate with these service providers to confirm that they understand the Portfolios' policies and procedures regarding such disclosure. This agreement must be approved by the Portfolios' Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolios routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Portfolios. Such information will include, but not be limited to, relative weightings and characteristics of Portfolios versus their respective index and security specific impact on overall performance. Please contact the Portfolios at (800) 992-3863 to obtain such information.

Other Information

A Portfolio may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Portfolio through an administrator or trustee that maintains a master or "omnibus" account with the Portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in portfolio shares through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Portfolio assets or 0.50% annually of Portfolio sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Portfolio, expertise in distributing a particular class of shares of the Portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.

Each Portfolio and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Suspend, change or withdraw all or any part of the offering made by this Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown, except for the six-month period ended June 30, 2009, has been audited by Ernst & Young LLP, then each Portfolio's independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available upon request.

Note that the Portfolios' financial highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

THE ALGER PORTFOLIOS

ALGER CAPITAL APPRECIATION PORTFOLIO	CLASS S*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$29.86	$54.57		$40.97		$34.44		$30.17	$27.96
Net investment income (loss)	0.07 (ii)	(0.05	)(ii)	(0.16	)(ii)	(0.17	)(ii)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	5.44	(24.66)		13.76		6.70		4.35	2.25
Total from investment operations	5.51	(24.71)		13.60		6.53		4.27	2.21
Net asset value, end of year	$35.37	$29.86		$54.57		$40.97		$34.44	$30.17
Total return	18.45%	(45.28)%		33.20%		18.96%		14.15%	7.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$9,836	$9,369		$20,783		$23,845		$17,887	$13,772
Ratio of expenses to average net assets	1.29%	1.16	%(iii)	1.18	%(iii)	1.23%		1.16%	1.22%
Ratios of net investment income (loss) to average net assets	0.46%	(0.12)%		(0.34)%		(0.45)%		(0.33)%	(0.31)%
Portfolio turnover rate	177.65%	317.72%		254.03%		245.58%		130.14%	182.41%

*  Prior to September 23, 2009, Alger American Capital Appreciation Portfolio.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Amount has been reduced by 0.04% due to expense reimbursement.

THE ALGER PORTFOLIOS

ALGER LARGE CAP GROWTH PORTFOLIO	CLASS S*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$26.23	$48.84	$40.87		$38.96	$34.92	$33.18
Net investment income (loss)	0.09 (ii)	0.12 (ii)	(0.04	)(ii)	0.01 (ii)	(0.06)	0.06
Net realized and unrealized gain (loss) on investments	3.74	(22.73)	8.06		1.90	4.14	1.68
Total from investment operations	3.83	(22.61)	8.02		1.91	4.08	1.74
Dividends from net investment income	—	—	(0.05)		—	(0.04)	—
Net asset value, end of year	$30.06	$26.23	$48.84		$40.87	$38.96	$34.92
Total return	15.31%	(46.30)%	19.63%		4.90%	11.71%	5.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$7,750	$7,547	$15,289		$14,634	$14,250	$9,323
Ratio of expenses to average net assets	1.15%	1.08%	1.08%		1.08%	1.05%	1.11%
Ratios of net investment income (loss) to average net assets	0.68%	0.30%	(0.08)%		0.03%	(0.15)%	0.27%
Portfolio turnover rate	47.30%	181.23%	133.61%		337.35%	257.14%	194.25%

*  Prior to September 23, 2009, Alger American LargeCap Growth Portfolio.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

THE ALGER PORTFOLIOS

ALGER MID CAP GROWTH PORTFOLIO	CLASS S*
	Six months ended 6/30/2009 (i)		Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$6.86		$23.21		$20.48		$21.70		$20.67	$18.33
Net investment loss	(0.02	)(ii)	(0.08	)(ii)	(0.12	)(ii)	(0.14	)(ii)	(0.07)	(0.15	)(ii)
Net realized and unrealized gain (loss) on investments	1.38		(10.37)		5.98		2.06		1.91	2.49
Total from investment operations	1.36		(10.45)		5.86		1.92		1.84	2.34
Distributions from net realized gains	—		(5.90)		(3.13)		(3.14)		(0.81)	—
Net asset value, end of year	$8.22		$6.86		$23.21		$20.48		$21.70	$20.67
Total return	19.83%		(58.47)%		31.27%		9.89%		9.54%	12.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$7,701		$7,143		$18,141		$15,133		$10,810	$4,636
Ratio of expenses to average net assets	1.27%		1.17%		1.16%		1.17%		1.11%	1.17%
Ratios of net investment loss to average net assets	(0.46)%		(0.58)%		(0.57)%		(0.68)%		(0.70)%	(0.82)%
Portfolio turnover rate	168.19%		353.68%		242.84%		313.80%		226.14%	229.17%

*  Prior to September 23, 2009, Alger American MidCap Growth Portfolio.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

THE ALGER PORTFOLIOS

ALGER SMALL CAP GROWTH PORTFOLIO	CLASS S*
	Six months ended 6/30/2009 (i)		Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$17.30		$32.86		$28.10		$23.47		$20.13	$17.31
Net investment loss	(0.07	)(ii)	(0.23	)(ii)	(0.29	)(ii)	(0.23	)(ii)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	3.27		(14.97)		5.05		4.86		3.40	2.90
Total from investment operations	3.20		(15.20)		4.76		4.63		3.34	2.82
Distributions from net realized gains	—		(0.36)		—		—		—	—
Net asset value, end of year	$20.50		$17.30		$32.86		$28.10		$23.47	$20.13
Total return	18.56%		(46.71)%		16.94%		19.73%		16.59%	16.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$47,417		$43,237		$95,327		$80,189		$42,168	$21,809
Ratio of expenses to average net assets	1.25%		1.17%		1.21%		1.18%		1.15%	1.22%
Ratios of net investment loss to average net assets	(0.82)%		(0.91)%		(0.91)%		(0.88)%		(0.67)%	(0.98)%
Portfolio turnover rate	48.98%		57.34%		65.96%		91.40%		97.11%	135.33%

*  Prior to September 23, 2009, Alger American SmallCap Growth Portfolio.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

THE ALGER PORTFOLIOS

ALGER BALANCED PORTFOLIO	CLASS S*
	Six months ended 6/30/2009 (i)	Year ended 12/31/08		Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$9.43	$15.46		$14.30		$14.61	$13.71	$13.34
Net investment income	0.10 (ii)	0.24	(ii)	0.19	(ii)	0.20 (ii)	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.55	(4.72)		1.83		0.40	0.96	0.39
Total from investment operations	0.65	(4.48)		2.02		0.60	1.10	0.56
Dividends from net investment income	—	—		—		(0.17)	(0.20)	(0.19)
Distributions from net realized gains	—	(1.55)		(0.86)		(0.74)	—	—
Total distributions	—	(1.55)		(0.86)		(0.91)	(0.20)	(0.19)
Net asset value, end of year	$10.08	$9.43		$15.46		$14.30	$14.61	$13.71
Total return	10.24%	(31.90)%		14.49%		4.46%	8.15%	4.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)	$246	$198		$363		$31,528	$43,583	$44,435
Ratio of expenses to average net assets	1.44%	1.06	%(iii)	1.08	%(iii)	1.11%	1.06%	1.12%
Ratios of net investment income to average net assets	2.19%	1.96%		1.48%		1.43%	1.05%	1.20%
Portfolio turnover rate	67.08%	76.32%		103.77%		288.73%	218.77%	177.66%

*  Prior to September 23, 2009, Alger American Balanced Portfolio.

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the year.

(iii)  Amount has been reduced by 0.04% due to expense reimbursement.

NOTES:

NOTES:

NOTES:

FOR INFORMATION:

BY TELEPHONE:  (800) 992-3863

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each Portfolio and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Portfolios' toll-free number, at the Portfolios' website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Portfolios' annual and semi-annual reports (when available) to shareholders. In the Portfolios' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Portfolio, by calling the Portfolios' toll-free number, at the Portfolios' website at http://www. alger.com or by writing to the address above.

Another way you can review and copy portfolio documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Portfolio documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Portfolios' most recent month end portfolio holdings are available approximately sixty days after month end on the Portfolios' website at www.alger.com. Each Portfolio also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Portfolios by calling (800) 992-3863.

Distributor: Fred Alger & Company, Incorporated
The Alger Portfolios
SEC File #811-5550